Exhibit 10.57

FIRST AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of December 10, 2003, by and between BRIAZZ, INC., a Washington corporation (the “Company”), and Deutsche Bank London Ag, acting through DB Advisors LLC, a limited liability company (“DB”), as holder of a majority of the outstanding Registrable Securities.  Any capitalized term not defined herein shall have the meaning given it in the Registration Rights Agreement dated August 1, 2003 (the “Agreement”) unless otherwise noted.

RECITALS

Whereas,

  The Company, DB and certain other investors are parties to the Agreement;

  To induce DB to provide additional funding to the Company, the Company and DB desire to amend the Agreement to add the shares of Series G Convertible Preferred Stock (the “Series G Stock”) purchased by DB pursuant to the Securities Purchase Agreement dated December 10, 2003 (the “Purchase Agreement”) in accordance with Section 14 of the Agreement, which provides that the Agreement may be amended by the consent of the Company and holders of a majority of the Registrable Securities; and

  DB holds a majority of the Registrable Securities of the Company.

NOW, THEREFORE, the Company and DB in consideration of the value to the Company and DB of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

AGREEMENT

1.        Recitals.  The Agreement is hereby amended to add the Series G Stock issued to DB pursuant to the Purchase Agreement by amending and restating the section entitled “RECITALS” in its entirety to read:

“Pursuant to a Securities Purchase Agreement dated as of May 28, 2003, as amended on August 1, 2003 (as so amended, the “Purchase Agreement”) and a Securities Purchase Agreement dated December 10, 2003 (the “November Agreement”), the Purchaser purchased non-convertible promissory notes (the “Notes”) and shares of the Series F Convertible Preferred Stock or Series G Convertible Preferred Stock (collectively, the “Preferred Stock”) of the Company convertible into shares of Common Stock of the Company.”

2.        Amendments.  Section 14 of the Agreement is hereby amended and restated in its entirety to read:

“Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Holders representing at least a majority of the Registrable Securities then outstanding; provided, however, that any such amendment or waiver that is not equally applicable to all such Holders, or discriminates in a material way against any Holder, shall require the consent of the affected Holder.  Notwithstanding the foregoing, each party to the Laurus Purchase Agreement or the Registration Agreement still possessing registration rights under the Laurus Purchase Agreement or the Registration Agreement and each subsequent purchaser of at least 300,000 sharesof the Series G Preferred Stock from the Company may be added as a party to this Agreement by adding a signature page executed by such person, in which case such person shall be deemed a Holder hereunder.  Upon addition of any person to this Agreement pursuant to the proceeding sentence, such person’s Registrable Securities under the Laurus Purchase Agreement or the Registration Agreement, if applicable, shall be deemed Registrable Securities hereunder.”

3.          Remainder of Agreement Unaffected.  Except to the extent expressly stated herein, the Agreement shall remain in full force and effect as written.

4.          Governing Law.  This Amendment, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of New York, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to its choice of law and conflict of laws rules.  The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in the Borough of Manhattan of the City of New York, and each of the parties hereby agrees and submits itself to the exclusive jurisdiction and venue of such courts for such purpose.

5.         Facsimile and Counterpart Signature Pages.  This Amendment may be executed by facsimile and in one or more counterparts, each of which counterparts will be deemed to be an original and all of which, which taken together, will be deemed to constitute one in the same agreement.

[Signature Page to Amendment Follows]

            IN WITNESS WHEREOF, the Company and DB have executed and delivered this Amendment as of the first date written above.

THE COMPANY:

BRIAZZ, INC.

Signature:_________________________
Name:____________________________
Title:_____________________________

Deutsche Bank London AG, acting through
DB Advisors, LLC

Signature:_________________________
Name:____________________________
Title:_____________________________

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